UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 1, 2007

New Horizons Worldwide, Inc.

 (Exact Name of Registrant as Specified in Charter)

Delaware	0-17840	22-2941704
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1900 S. State College Blvd., Suite 650, Anaheim, CA 92806
 (Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code (714) 940-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On February 1, 2007, New Horizons Worldwide, Inc. (the “Company”) issued a press release announcing the filing of three amended Quarterly Reports on Form 10-Q/A amending previously filed reports for March 31, June 30 and September 30, 2004.   A copy of the press release is attached to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits

99.1                           Press release dated February 1, 2007 announcing the filing of Restated 2004 Quarterly Results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Horizons Worldwide, Inc.

Date: February 2, 2007	By:	/s/ Charles M. Caporale
Charles M. Caporale
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated February 1, 2007 announcing the filing of Restated 2004 Quarterly Results